UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report: May 1, 2018
(Date of earliest event reported)

CafePress Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35468 (Commission file number)	94-3342816 (IRS Employer Identification No.)

11909 Shelbyville Road, Louisville, Kentucky 40243 (Address of principal executive offices, including zipcode)

(502) 995-2229 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2018 EEIP Grants to NEOs

Effective May 1, 2018, the Compensation Committee (the "Committee") approved 2018 awards under the Company’s Executive Equity Incentive Program (the “EEIP”), pursuant to which the Company’s named executive officers (“NEOs”) and others may earn variable equity earn-outs based on the Company achieving certain key performance metrics over a 12-month period from January 1, 2018 through December 31, 2018 (the “Performance Period”). The EEIP was adopted, in 2016, under the Company’s 2012 Stock Incentive Plan, which was previously approved by the stockholders of the Company. A summary of the terms and applicable award opportunities granted by the Committee to each of Messrs. Durham, Milliner and Lysonge is provided below. The summary of the terms of the EEIP below does not purport to be complete and is qualified in its entirety by references to the Form of Restricted Stock Unit (“RSU”), Form of Nonstatutory Stock Option (“NSO”) and Form of Performance-Based Restricted Stock Unit (“PSU”) agreements, which are incorporated herein by reference, and were filed as Exhibits 10.1A, 10.1B, and 10.1C, to the Current Report on Form 8-K/A filed with the Securities and Exchange Commission by the Company on March 16, 2017.

2018 EEIP Awards

The purpose of the EEIP is to provide the eligible participants, including the NEOs, with long-term incentives on a regular and predictable basis.

The EEIP is intended to be a variable incentive program under the Company’s 2012 Stock Incentive Plan. Eligible participants (as determined by the Committee) may be members of the Company’s senior executive team and/or such other executives and key contributors as the Committee may designate from time to time. No employee of the Company will have an automatic right to participate in the EEIP.

Awards granted to eligible employees under the EEIP may be in the form of a RSU, PSU, NSO or Performance-Based Stock Option ("PSO"). As and to the extent determined by the Committee as part of the annual compensation planning process for participants, the Company’s Chief Executive Officer (“CEO”) may participate in the EEIP, as it may be amended from time to time.

EEIP - 2018 Awards

Effective May 1, 2018, the Committee approved awards to each of Mr. Durham, Mr. Milliner and Mr. Lysonge. The awards included RSUs, NSOs and PSUs to acquire that number of shares of our common stock as follows:

Executive Name	RSUs	NSOs	PSUs
Fred E. Durham, III	180,500	122,500	55,000
Phillip L. Milliner	21,500	47,000	21,500
Ekumene M. Lysonge	21,500	47,000	21,500

RSUs

With respect to the RSUs, for the awards noted above, the vesting date (each a “Vesting Date”) for the RSUs shall be: ratably monthly in 2018, 2019, 2020, and 2021, respectively. The Company intends to settle the vested RSUs in shares of Company common stock.

Treatment of RSUs upon certain events of termination and change in control are provided in the RSU Agreement. Subject to special consideration given for such different termination, a participant must be currently employed by the Company (or one of its subsidiaries, if any) on a Vesting Date to vest in a RSU award that vest on such Vesting Date.

NSOs

With respect to the NSOs, for the awards noted above, the vesting date (each a “Vesting Date”) for the NSOs shall be: ratably monthly in 2018, 2019, 2020, and 2021, respectively.

Treatment of NSOs upon certain events of termination and change in control are provided in the NSO Agreement. Subject to special consideration given for such different termination, a participant must be currently employed by the Company (or one of its subsidiaries, if any) on a Vesting Date to vest in a NSO award that vest on such Vesting Date.

PSUs

With respect to the PSUs, for purposes of the EEIP, with respect to the awards listed above, performance will be evaluated during 2018 using the following two measures (the "Performance Metrics") (assessed annually for pro-rata vesting over the Performance Period as of the end of the Performance Period:

1)	Adjusted Earnings before Interest, Tax, Depreciation and Amortization (“Adjusted EBITDA”) (50% weight).
Cumulative Adjusted EBITDA, i.e. the sum of Adjusted EBITDA over the Performance Period relative to the goals set for each measurement period, will be derived from the Company’s consolidated financial statements prepared pursuant to GAAP as in effect from time to time and reported in the Company’s annual report on Form 10-K, or on Form 10-Q;

2)	Free Cash Flow (50% weight).
Cumulative Free Cash Flow (defined by the Company as operating cash flow minus capital expenditures, for a reporting period) over the Performance Period will also be derived from the Company’s consolidated financial statements prepared in accordance with GAAP, as in effect from time to time and reported in the Company’s annual report on Form 10-K, or on Form 10-Q.

The maximum number of PSUs that may be earned during the Performance Period is 100%. The Committee will review performance achieved on each Performance Metric at the end of the Performance Period. The earn-out for each Performance Metric will be determined by a curve. Achievement between points will be interpolated. If the performance metrics are achieved, 50% of the PSU will vest on January 1, 2020 and 50% of the PSU will vest on January 1, 2021.

2018 Retention Bonus Awards

The Committee also approved and entered into retention award agreements (collectively referred to as the “Retention Award Agreements”) with Messrs. Milliner and Lysonge (both collectively referred to as the “Executives”) in light of their positions and responsibilities, value to the organization, and to encourage them to remain with the Company on a long-term basis. Each Retention Award is contingent upon the Executives remaining continuously employed by the Company through June 30, 2019 (the “Retention Date”). The Retention Award amount for each Executive is as follows:

Executive Name	Retention Award Amount
Phillip L. Milliner	$50,000
Ekumene M. Lysonge	$50,000

One hundred percent (100%) of the Retention Award, due to each Executive, will become vested and payable on the Retention Date. The Retention Award(s) that become vested and payable on the Retention Date will be paid in a cash lump-sum payment with the first payroll cycle immediately following the Retention Date. Vesting of a Retention Award may be accelerated under certain circumstances. If, prior to the Retention Date, one of the Executives resign or their employment is terminated for cause (as defined in the Retention Award Agreement), he will not be entitled to receive any Retention Award payment. To the extent any Executive’s employment is terminated without cause or the Executive terminates his employment with Good Reason (as defined in the Retention Award Agreement), the Executive will be entitled to receive a lump-sum cash payment of the Retention Award within thirty (30) days following the date of such termination or removal.

The foregoing description of the Retention Award Agreement is qualified in its entirety by the full text of the Company’s Form Retention Award Agreement, which is incorporated herein by reference, and was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on August 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CAFEPRESS INC.
May 2, 2018	/s/ Ekumene M. Lysonge___________________ By: Ekumene M. Lysonge Title: Vice President, General Counsel and Secretary